SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: June 27, 2003

(Date of earliest event reported)

1-10711

(Commission File No.)

Worldwide Restaurant Concepts, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	95-4307254
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

15301 Ventura Blvd., Building B, Suite 300, Sherman Oaks, CA. 91403

(Address of principal executive offices, including zip code)

(818) 662-9800

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release dated June 27, 2003.

ITEM 9. REGULATION FD DISCLOSURE

The information in this Form 8-K and the Exhibit attached hereto is intended to be furnished under Item 12, Results of Operations and Financial Condition, and is being furnished under Item 9, Regulation FD Disclosure, in accordance with Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003.

On June 27, 2003, Worldwide Restaurant Concepts, Inc. issued a press release announcing its financial results for the fourth quarter and annual fiscal 2003 financial results. A copy of the release is attached as Exhibit 99.1 and incorporated by reference herein.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date: June 27, 2003	Worldwide Restaurant Concepts, Inc.

	By:	/s/ A. KEITH WALL
Name: A. Keith Wall Title: Vice President and CFO